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                                                                    EXHIBIT 10.2




                                 AMENDMENT NO. 4



                  AMENDMENT NO. 4, dated as of May 10, 2002 (this "Amendment"), to the Secured, Super-Priority Debtor in Possession Revolving Credit Agreement, dated as of November 13, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CLASSIC CABLE, INC., a Delaware corporation (the "Borrower"), as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, CLASSIC COMMUNICATIONS, INC., a Delaware corporation (the "Parent Guarantor"), as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, each Subsidiary of the Borrower party thereto as a guarantor (the "Subsidiary Guarantors" and, together with the Parent Guarantor, the "Guarantors"), each as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, the financial institutions party thereto as lenders (the "Lenders"), JP Morgan Chase Bank, as issuer (in such capacity, the "Issuer"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as the administrative agent for the Lenders and the Issuer (in such capacity, the "Administrative Agent") and as lead arranger and syndication agent.

                                   WITNESSETH:

                  WHEREAS, the Borrower and the Lenders have agreed to amend the Credit Agreement subject to the terms and conditions of this Amendment;

                  NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

                  1. Defined Terms. Capitalized terms used herein, but not defined herein, have the respective meanings ascribed thereto in the Credit Agreement.

                  2. Amendments. As of the Effective Date referred to below:

                  (a) Section 6.1(j) of the Credit Agreement is hereby amended by:

                        (i) deleting paragraph (i) thereof in its entirety and
                  replacing it with the following:

                             (i) A bi-weekly report delivered to the
                        Administrative Agent identifying the Persons that the Borrower has contacted, or who have contacted the Borrower, with respect to investing in the Loan Parties, or acquiring a material portion of the Loan Parties' assets, and, with respect to each such Person, (A) detailing whether such Person has signed, or has been asked to sign, a confidentiality agreement (and, if any such confidentiality agreement has been signed, the Borrower shall promptly deliver a copy thereof to the Administrative Agent, in each case subject to, and to the extent permitted under, the applicable confidentiality agreement), (B) stating whether such Person has met with the Borrower or any of its advisors or has been provided any information about the Loan Parties, (C) indicating the level of interest any such Person has expressed regarding investing in, or purchasing a





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                        material portion of the assets of, the Loan Parties,
                        including whether any proposal to so invest or purchase has been made by such Person and (D) after June 15, 2002, with respect to any such Persons who have received the confidential offering memorandum described in paragraph (iii) below, indicating whether any such Person received additional due diligence materials, attended management presentations, conducted on-site due diligence or engaged in other similar activities, or whether any such Person has declined further interest in investing in, or purchasing a material portion of the assets of, the Loan Parties.

                             (ii) adding the following paragraph (iii) at the
                        end thereof:

                             (iii) (A) No later than June 3, 2002, the
                        Borrower's advisors shall have completed and provided to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, (w) a "teaser" memorandum providing a non-confidential description of the Loan Parties' business, (x) a form of confidentiality agreement for use with prospective interested investors, (y) a list of potential interested investors to whom the "teaser" memorandum shall be distributed and (z) a detailed confidential information memorandum describing the Loan Parties and their historical and projected operating and financial performance, and containing such other information as shall be consistent with industry practice for memoranda of that type.

                             (B) Promptly after receipt thereof, the Borrower
                        will use its reasonable best efforts to provide the Administrative Agent with (x) written copies of all proposals to invest in, or purchase a material portion of the assets of, the Loan Parties received by the Borrower or any of its advisors, in each case subject to, and to the extent permitted under, the applicable confidentiality agreement or proposal and (y) after giving reasonable notice to the Loan Parties and their advisors, access to the Loan Parties' senior management and advisors to discuss any such proposals, in each case subject to, and to the extent permitted under, the applicable confidentiality agreement or proposal.

                  (b) Section 7.12 of the Credit Agreement is hereby amended by deleting clause (a)(ii) thereof in its entirety and by adding the following new clause (a)(ii):

                  "(ii) beginning on June 3, 2002, actively solicit proposals from prospective investors or purchasers to invest in or acquire all or substantially all of the assets of, as the case may be, the Loan Parties";



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(ii) deleting the word "and" at the end of clause (e) thereof, (iii) deleting the period at the end of clause (f) thereof and replacing it with the phrase "; and" and (iv) adding the following new clause (g) at the end thereof:

                            (g) No later than July 15, 2002, seek to obtain
                  preliminary non-binding indications of interest from the Persons receiving the confidential offering memorandum referred to Section 6.1(j) with respect to an investment in, or acquisition of a material potion of the assets of, the Loan Parties.

                  (c) Section 9.1 of the Credit Agreement is hereby amended by
(i) deleting the phrase "; or" at the end of clause (q) thereof and replacing it with a period and (ii) deleting clause (r) thereof in its entirety.

                  3. Representations and Warranties. Each Loan Party hereby represents and warrants that (a) this Amendment has been duly authorized, executed and delivered by such party, (b) assuming the effectiveness of this Amendment, no Default or Event of Default has occurred and is continuing on and as of the date hereof and (c) the representations and warranties of each of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof other than as referred to herein, except to the extent such representations and warranties expressly relate to a different specific date.

                  4. Extension of Exclusivity Period. The Administrative Agent (in such capacity) and each Lender party hereto shall refrain from objecting to the request to be filed by the Loan Parties with the Bankruptcy Court to extend
(a) from May 13, 2002 to July 15, 2002 the date on which the period during which any of the Loan Parties exclusively may file a Plan of Reorganization will expire and (b) from July 9, 2002 to September 16, 2002 the date on which the period during which any of the Loan Parties exclusively may solicit acceptances to such Plan of Reorganization will expire.

                  5. Reference to and Effect on the Credit Agreement. Except as specifically amended or waived herein, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, waiver or modification of any right, power or remedy of the Administrative Agent, the Issuer or the Lenders under any of the Loan Documents, nor constitute an amendment, waiver or modification of any other provisions of the Loan Documents. This Amendment shall be a Loan Document for the purposes of the Credit Agreement and the other Loan Documents.

                  6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  7. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") when the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the Borrower, the Guarantors, the Administrative Agent and the Requisite Lenders.

                  8. Fees, Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 13.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto.


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                  9. Counterparts and Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. The headings of this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration when interpreting, this Amendment.